                    PROSPECTUS: APRIL 30, 1999
                    AS REVISED AUGUST 19, 1999

                      [BT MUTUAL FUNDS LOGO APPEARS HERE]

Small Cap
                    Index Fund

                    With the goal of
                    matching the
                    performance of
                    the Russell 2000
                    Small Stock
                    Index, which
                    emphasizes
                    stocks of small
                    U.S. companies



                    TRUST: BT INSURANCE FUNDS TRUST

                    INVESTMENT ADVISER: BANKERS TRUST COMPANY

                    [Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]

                                   Overview

                                           of the Small Cap Index Fund

--                                                                  --
 Goal: The Fund seeks to match, as closely as possible, before expenses, the performance of the Russell 2000 Small Stock Index (the "Russell 2000 Index"), which emphasizes stocks of small U.S.
 companies.

 Core Strategy: The Investment Adviser invests in a statistically selected sample of the securities found in the Russell 2000 Index.
--                                                                  --


  Small Cap Index Fund

  Overview of the Small Cap Index Fund

   3 Goal

   3 Core Strategy

   3 Investment Policies and Strategies

   4 Principal Risks of Investing in the Fund

   4 Who Should Consider Investing in the Fund

   5 Total Returns, After Fees and Expenses


  A Detailed Look at the Small Cap Index Fund

   6 Objective

   6 Index Versus Active Management

   6 Strategy

   6 Principal Investments

   6 Investment Process

   7 Risks

   7 Management of the Fund

   8 Calculating the Fund's Share Price

   9 Dividends and Distributions

   9 Tax Considerations

   9 Buying and Selling Shares

  10 Financial Highlights

INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to match, before expenses, the risk and return characteristics of the Russell 2000 Index. The Fund will invest primarily in common stocks of companies that compose the Russell 2000 Index, in approximately the same weightings as the Russell 2000 Index. The Fund may also use stock index futures and options.

-------------------------------------------------------------------------------
The Russell 2000 Index is a widely accepted benchmark of small company stock performance. It is a model, not an actual portfolio and is a subset of the Russell 3000 Index. The Russell 2000 tracks the 2000 smallest companies in the Russell 3000. As of December 31, 1998, the weighted average market capitalization of the companies in the Russell 2000 was $.88 billion. That compares to $72 billion for the companies in the Russell 3000.

                                       3
                                       --

                                           Overview of the Small Cap Index Fund

PRINCIPAL RISKS OF INVESTING IN THE FUND
An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 .Stocks could decline generally or could underperform other investments. .Returns on small U.S. companies' stock, in which the Fund invests, could trail the returns from stocks of medium or large companies. Each type of stock tends to go through cycles of overperformance and underperformance in comparison to the overall stock market.
 .The Fund may not be able to track closely the performance of the Russell 2000 Index for a number of reasons, including the Fund's costs of buying and selling securities, the flow of money into and out of the Fund, and the underperformance of stocks selected by the Investment Adviser.
 .The Fund could suffer losses if its futures and options positions are not well correlated with those of other investments or it cannot close out its positions.

WHO SHOULD CONSIDER INVESTING IN THE FUND

The Fund sells its shares only to separate accounts of various insurance companies (the "Companies"). Shares are available to the public through the purchase of certain variable annuity and variable life insurance contracts ("Contract(s)") issued by the Companies. As a Contract owner, your premium payments are allocated to the Fund through these separate accounts in accordance with your Contract. Please see the Contract prospectus that accompanies this Prospectus for a detailed explanation of your Contract.

You should consider investing in the Fund if you are seeking the following:

 .capital appreciation over the long term;
 .exposure to the U.S. equity market as represented by smaller companies; and .investment returns that track the performance of the Russell 2000 Index.

There is, of course, no guarantee that the Fund will realize its goal.

You should not consider investing in the Small Cap Index Fund if you are:

 .pursuing a short-term financial goal;
 .seeking regular income and stability of principal;
 .unable to tolerate fluctuations in the value of your investments; or .seeking to outperform the Russell 2000 Index.

The Fund by itself does not constitute a balanced investment program. It can, however, provide exposure to investment opportunities not available to an investor in large- and medium-sized company stocks. Diversifying your investments may also improve your long-run investment return and lower the volatility of your overall investment portfolio.

An investment in the Small Cap Index Fund is not a deposit of Bankers Trust Company or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                       4
                                       --

Overview of the Small Cap Index Fund

Year-by-Year Returns
(each full calendar year since inception)

[BAR CHART APPEARS HERE]

           0
      -------------
         -2.18%
      -------------
          1998

Since inception, the Fund's highest return in any calendar quarter was 16.43% (fourth quarter 1998) and its lowest quarterly return was -19.43%
(third quarter 1998). Past performance offers no indication of how the Fund will perform in the future.

TOTAL RETURNS, AFTER FEES AND EXPENSES
The bar chart and table on this page can help you evaluate the potential risk and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the Fund's actual return for the full 1998 calendar year since the Fund began selling shares on August 25, 1997 (its inception date). The table compares the Fund's average annual return with the Russell 2000 Index over the last calendar year and since its inception. An index is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding stock -- costs that are reflected in the Fund's performance results. These figures also do not include the effect of Contract charges, which would lower the return shown.




Average Annual Returns
(as of December 31, 1998)

                                                         Since Inception
                                     1 year             (August 25, 1997)*
--------------------------------------------------------------------------
Small Cap Index Fund                 -2.18%                   2.07%
--------------------------------------------------------------------------
Russell 2000 Index                   -2.55%                   1.77%
--------------------------------------------------------------------------

* The performance of the Russell 2000 Index is calculated from August 31,
1997.

(A Note on Fees)

As an investor in the Fund, you would incur various operating costs, including management expenses. You also would incur fees associated with the Contracts you purchase. Detailed information about the cost of investing in the Fund is presented in the accompanying prospectus for the Contracts through which the Fund's shares are offered to you.

                                       5
                                       --

                               A detailed look

                                      at the Small Cap Index Fund

OBJECTIVE

The Fund seeks to match, as closely as possible (before the deduction of expenses) the performance of the Russell 2000 Index, which emphasizes stocks of small U.S. companies.

The Fund invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While we give priority to matching the Index's total return, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we are not required to seek their approval to do so.

INDEX VERSUS ACTIVE MANAGEMENT

Active management involves the investment adviser buying and selling securities based on research and analysis. Unlike a fund that is actively managed, an index fund tries to match, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. Indexing appeals to many investors for the following reasons:

 .indexing provides simplicity because it is a straightforward market-matching strategy;
 .index funds generally provide diversification by investing in a wide variety of companies and industries;
 .an index fund's performance is predictable in that the Fund's value is expected to move in the same direction, up or down, as the target index;
 .index funds tend to have lower costs because they do not have many of the expenses of actively managed funds such as research;
 .index funds usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and
 .index funds generally have low realization of capital gains.

STRATEGY

To attempt to match the risk and return characteristics of the Russell 2000 Index as closely as possible, the Fund invests in a statistically selected sample of the securities found in the Russell 2000 Index, using a process known as "optimization." This process selects stocks for the Fund so that industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields) closely match those of the securities in the Russell 2000 Index. Over the long term, the Investment Adviser seeks a correlation between the performance of the Fund, before expenses, and the Russell 2000 Index of 95% or better. (A figure of 100% would indicate perfect correlation.)

PRINCIPAL INVESTMENTS

The Fund will invest at least 80% of its assets in stocks of companies included in the Russell 2000 Index. The Fund's securities are weighted to attempt to make the Fund's total investment characteristics similar to those of the Russell 2000 Index as a whole. The Investment Adviser may exclude or remove any Russell 2000 stock from the Fund, if the Investment Adviser believes that the stock is illiquid or has impaired financial conditions brought on by extraordinary events.

The Fund may hold up to 25% of its assets in short-term debt securities, money market instruments and stock index futures and options. Futures and options are considered derivatives because they "derive" their value from a traditional security (like a stock or bond), asset or index. The Fund intends to buy futures in anticipation of buying stocks.

INVESTMENT PROCESS

The Fund normally does not hold every one of the 2,000 stocks in the Russell 2000 Index. In an effort to run an efficient and effective strategy, the Fund uses the process of "optimization," a statistical sampling technique. In choosing stocks, the Investment Adviser tries to match the industry and risk characteristics of all the companies in the Russell 2000 Index without buying all of those stocks. This approach attempts to maximize the Fund's liquidity and returns while minimizing its costs.

--------------------------------------------------------------------------------
Portfolio Turnover. The annual portfolio turnover rate measures the frequency that the Portfolio sells and replaces its securities within a given period. Historically, this Fund has had a low portfolio turnover rate.
--------------------------------------------------------------------------------
Futures and options on futures contracts are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Fund also invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

                                       6
                                      --

                                    A Detailed Look at the Small Cap Index Fund


RISKS

Below we set forth some of the prominent risks associated with investing in general, with index investing and with investing in small-cap stocks.

Primary Risks

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market.

Tracking Error. There are several reasons that the Fund's performance may not match the Russell 2000 Index exactly:

 .Unlike the Russell 2000 Index, the Fund incurs administrative expenses and transaction costs in trading stocks.
 .The composition of the Russell 2000 Index and the stocks held by the Fund may occasionally diverge.
 .The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the Fund's performance to deviate from the "fully invested" Russell 2000 Index.

Small Company Risk. Small company stocks tend to experience steeper fluctuations in price -- down as well as up-- than the stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity in small company investing -- can also pose added risk. Industry wide reversals have had a greater impact on small companies, since they lack a large company's financial resources to deal with setbacks. Small company managers typically have less experience coping with adversity or capitalizing on an opportunity than their counterparts at larger companies. Finally, small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.

Futures and Options. The Fund may invest, to a limited extent, in stock index futures or options, which are types of derivatives. The Fund will not use these derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include:

 .the risk that the derivative will not fully offset the underlying positions; .the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and
 .the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

If the Fund invests in futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

Secondary Risk

Pricing Risk. We value securities in the Fund at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

Year 2000 Risk. As with most businesses, the Fund faces the risk that the computer systems of its Investment Adviser and other companies on which it relies for service or in which it invests will not accommodate the changeover necessary from dates in the year 1999 to dates in the year 2000. These risks could adversely affect:

 .The companies in which the Fund invests, which could impact the value of the Fund's investments;
 .Our ability to service your Fund account, including our ability to meet your requests to buy and sell Fund shares; and
 .Our ability to trade securities held by the Fund or to accurately price securities held by the Fund.

We are working both internally and with our business partners and service providers to address this problem. If we -- or our business partners, service providers, government agencies or other market participants -- do not succeed, it could materially affect shareholder services or the value of the Fund's shares.

MANAGEMENT OF THE FUND

Board of Trustees. The Fund's shareholders, voting in proportion to the number of shares each owns, elect a Board of Trustees, and the Trustees supervise all the Fund's activities on their behalf. The separate accounts of the Companies are

                                       7
                                       --

A Detailed Look at the Small Cap Index Fund

the shareholders of record of the Fund's shares. Any reference to the shareholder in this Prospectus technically refers to the Companies' separate accounts and not to you, the Contract owner.

Investment Adviser. Under the supervision of the Board of Trustees, Bankers Trust Company, with headquarters at 130 Liberty Street, New York, NY 10006, acts as the Fund's Investment Adviser. As Investment Adviser, Bankers Trust makes the Fund's investment decisions and assumes responsibility for the securities the Fund owns. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. Bankers Trust received a fee of 0.35% of the Fund's average daily net assets for its services in the last fiscal year.

As of December 31, 1998, Bankers Trust was the eighth largest bank holding company in the United States, with total assets of approximately $156 billion. Bankers Trust is a worldwide merchant bank dedicated to servicing the needs of corporations, governments, financial institutions and private clients through a global network of over 96 offices in more than 43 countries.

Bankers Trust's officers bring wide experience to managing the Fund. The firm's own record dates back to its founding as a trust company in 1903. It has invested retirement assets on behalf of the nation's largest corporations and institutions for more than 50 years. Today, the assets under its global management exceed $338 billion. The scope of the firm's capability is broad --
 it is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide.

Prior to June 4, 1999, Bankers Trust was a wholly owned subsidiary of Bankers Trust Corporation. On June 4, 1999, Bankers Trust Corporation merged with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. Because Deutsche Bank AG, as Bankers Trust's new parent company, controls its operations as investment adviser, the Fund's shareholders will be asked to approve a new investment advisory agreement. Bankers Trust believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level.

On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Pursuant to its agreement with the U.S. Attorney's Office, Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $60 million fine to federal authorities. Separately, Bankers Trust agreed to pay a $3.5 million fine to the State of New York. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of the Fund's shares (also known as the "Net Asset Value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business. The formula calls for deducting all of the Fund's liabilities from the total value of its assets --
 the market value of the securities it holds, plus its cash reserves -- and dividing the result by the number of shares outstanding.

We value the securities in the Fund at their stated market value if price quotations are available. When price quotations
-------------------------------------------------------------------------------
The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

                                       8
                                       --

                                    A Detailed Look at the Small Cap Index Fund

for a particular security are not readily available, we estimate their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees.

DIVIDENDS AND DISTRIBUTIONS

If the Fund earns investment income or recognizes taxable net capital gains, it is the Fund's policy to distribute to the Companies' separate accounts substantially all of that taxable income or capital gain on an annual basis. These distributions are automatically made in the form of additional shares of the Fund and not cash, unless a Company elects to have distributions made in cash. The result of automatic reinvestment of distributions is that the Fund's performance, including the effect of dividends, is reflected in the cash value of the Contracts you own. Please see the Contract prospectus accompanying this Prospectus for more information.

TAX CONSIDERATIONS

Because shares of the Fund may be purchased only through Contracts, income dividends or capital gains distributions from the Fund are taxable, if at all, to the participating Companies and will be exempt from current taxation of the Contract owner if left to accumulate within the Contract.

Please see the Contract prospectus accompanying this Prospectus for a description of the Fund's federal tax impact on you as a Contract owner.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

BUYING AND SELLING SHARES

The Fund does not sell its shares directly to the public. The Fund continuously sells its shares to each Company's separate accounts, without a sales charge, at the next net asset value per share determined after a proper purchase order is placed with the Company. The Company offers to Contract owners units in its separate accounts which directly correspond to shares in the Fund. Each Company submits purchase and redemption orders to the Fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests of their Contract owners, as set forth in the accompanying prospectus for the Contracts. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the Company.

Please see the Contract prospectus that accompanies this Prospectus for a detailed description of your Contract and its allocation, transfer and withdrawal provisions.

                                       9
                                       --

A Detailed Look at the Small Cap Index Fund


The table below provides a picture of the Fund's financial performance since inception. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rates of return that an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the customer service center at the telephone number shown in the accompanying Contract prospectus.

Financial Highlights

                                                               For the period
                                                              August 25, 1997/1/
                                               Year ended           through
                                            December 31, 1998 December 31, 1997
-------------------------------------------------------------------------------
For a Share Outstanding Throughout Each
 Period
Net Asset Value, Beginning of Period             $ 10.51           $ 10.00
-------------------------------------------------------------------------------
Income (Loss) From Investment Operations:
Net Investment Income                               0.06              0.03/2/
-------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on
 Investments and Futures Contracts                 (0.30)             0.48
-------------------------------------------------------------------------------
Net Increase in Net Asset Value From Oper-
 ations                                            (0.24)             0.51
-------------------------------------------------------------------------------
Less Distributions:
Distributions From Net Investment Income           (0.05)             0.00
-------------------------------------------------------------------------------
Distributions From Net Realized Gain on
 Investments                                       (0.16)             0.00
-------------------------------------------------------------------------------
Total Distributions                                (0.21)             0.00
-------------------------------------------------------------------------------
Net Asset Value, End of Period                   $ 10.06           $ 10.51
-------------------------------------------------------------------------------
Total Return/4/                                    (2.18)%            5.10%
-------------------------------------------------------------------------------
Ratios/Supplemental Data
Net Assets, End of Period (in 000s)              $36,744           $12,617
-------------------------------------------------------------------------------
Ratios to Average Net Assets:
Net Investment Income Including
 Reimbursement/Waiver                               1.18%             1.08%/3/
-------------------------------------------------------------------------------
Operating Expenses Including
 Reimbursement/Waiver                               0.45%             0.45%/3/
Operating Expenses Excluding
 Reimbursement/Waiver                               1.58%             3.27%/3/
-------------------------------------------------------------------------------
Portfolio Turnover Rate                               30%                8%
-------------------------------------------------------------------------------

/1/Commencement of operations.
/2/Based on average shares outstanding.
/3/Annualized.
/4/Total investment return is calculated assuming an initial investment made at the net asset asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

                                      10
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                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      [BANKERS TRUST LOGO APPEARS HERE]

--                                                                         --

 Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

 You can find more detailed information about the Fund in the current Statement of Additional Information, dated April 30, 1999, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, call the customer service center at the telephone number shown in the accompanying Contract prospectus.

 You can find reports and other information about the Fund on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the
 Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-800-SEC-0330.
--
                                                                           --

                                                         CUSIP#405576E409
 Small Cap Index Fund                                    INS4PRO (4/99)
 BT Insurance Funds Trust                                811-07507